Accounts receivable	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Accounts receivable	Accounts receivable
The following is a table summarizing our accounts receivable as of December 31, 2020 and 2019:

	At December 31,
In thousands of U.S. dollars	2020	2019
Scorpio LR2 Pool Limited	$10,698	$17,689
Scorpio MR Pool Limited	9,751	44,739
Scorpio Handymax Tanker Pool Limited	3,597	2,984
Scorpio LR1 Pool Limited	2,367	9,000
Scorpio Commercial Management S.A.M.	284	—
Receivables from the related parties	26,697	74,412

Insurance receivables	5,259	1,322
Freight and time charter receivables	—	962
Other receivables	1,061	1,478
	$33,017	$78,174
Scorpio MR Pool Limited, Scorpio LR2 Pool Limited, Scorpio Handymax Tanker Pool Limited and Scorpio LR1 Pool Limited are related parties, as described in Note 15. Amounts due from the Scorpio Pools relate to income receivables and receivables for working capital contributions, which are expected to be collected within one year. The amounts receivable from the Scorpio Pools as of December 31, 2020 and 2019 include $1.1 million and $24.3 million, respectively, of working capital contributions made on behalf of our vessels to the Scorpio Pools.
During 2020, the Scorpio MR Pool Limited amended the terms of the pool agreement with its participants. Pursuant to this amendment, working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. Accordingly, for all owned vessels, we assume that these contributions will not be repaid within 12 months and are now considered as non-current within Other Assets on the consolidated balance sheets. Approximately $23.6 million of accounts receivable were reclassified to non-current other assets on our consolidated balance sheet as of December 31, 2020. For time chartered-in vessels we classify the amounts as current (within accounts receivable) or non-current (within Other Assets) according to the expiration of the contract.
Prior to the effective date of the amendment, working capital contributions were repaid, without interest, when sufficient net revenues became available to cover such amounts and were accordingly classified as current (within accounts receivable).
Insurance receivables primarily represent amounts collectible on our insurance policies in relation to vessel repairs.
Freight and time charter receivables represent amounts collectible from customers for our vessels operating on time charter or in the spot market.
We consider that the carrying amount of accounts receivable approximates their fair value due to the short maturity thereof. Accounts receivable are non-interest bearing. Our accounts receivable mostly consist of accounts receivable from the Scorpio Pools. We have never experienced a historical credit loss of amounts due from the Scorpio Pools and all amounts are considered current. Accordingly there is no reserve for expected credit losses.